JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT Q

Supplement dated April 5, 2016 to ANNUITY PROSPECTUSES

Changes to Variable Investment Options

This Supplement amends the prospectuses for REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, REVOLUTION EXTRA II VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY and REVOLUTION VALUE II VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”).

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 to request a free copy.

Restrictions on New Investments in and Transfers into M Fund, Inc. Variable Investment Options, effective as of May 2, 2016

Effective May 2, 2016, we will impose restrictions on new investments in and transfers into the Investment Options corresponding to the following M Fund, Inc. Portfolios (the “M Fund Investment Options”) that are available in the Contracts listed above:

Portfolio
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
M Large Cap Value Fund

Under the new restrictions, you will not be permitted to invest Additional Purchase Payments in or transfer Contract Values into the M Fund Investment Options after the close of business on Friday, April 29, 2016. If you currently have Contract Value in the M Fund Investment Options, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers.

You should retain this Supplement for future reference.

Supplement dated April 5, 2016

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